UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 11, 2016

Capella Education Company
(Exact name of Registrant as specified in its charter)

Minnesota	001-33140	41-1717955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South 6th Street, 9th Floor Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (888) 227-3552

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On February 11, 2016, we reported our fourth quarter 2015 financial results. The press release dated February 11, 2016 is furnished as Exhibit 99.1 to this report. Within the press release, we also furnished certain non-GAAP pro-forma financial information excluding the impact of Arden University for the year ended December 31, 2015.

On February 11, 2016, we posted on our website (www.capellaeducation.com) non-GAAP pro-forma income statement and earnings per common share information excluding the impact of Arden University (along with related reconciliations to the most directly comparable GAAP financial measure) for the three months ended March 31, 2015, June 30, 2015, September 30, 2015, and December 31, 2015 as well as for the year-ended December 31, 2014. The additional financial information is furnished as Exhibit 99.2 to this report.

Item 7.01.	Regulation FD Disclosure.

On February 8, 2016, the Board of Directors of Capella Education Company (the “Company”) approved a plan to divest its wholly owned subsidiary, Arden University, Ltd. (“Arden University”). Arden University, formerly known as Resource Development International Limited, is an independent provider of United Kingdom (UK) university distance learning qualifications that markets, develops, and delivers programs worldwide.

As part of the plan of divestiture, the Company has begun a process to actively market the Arden University business and believes it is probable that the Arden University business will be divested within one year. As such, subsequent to February 8, 2016, the assets and liabilities of Arden University were considered to be held for sale, and beginning in the first quarter of 2016, Arden University will be presented as a discontinued operation. While the Company has begun a process to sell Arden, it cannot predict when such a sale will occur or the terms of such sale.

The information in this report is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits
99.1 Press release dated February 11, 2016.

99.2 Non-GAAP pro-forma income statement and earnings per common share information excluding the impact of Arden University for the three months ended March 31, 2015, June 30, 2015, September 30, 2015, and December 31, 2015 and for the year-ended December 31, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPELLA EDUCATION COMPANY

Date: February 11, 2016	By	/s/ Renee L. Jackson
Renee L. Jackson
Vice President and General Counsel